Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of April 5, 2011 by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), the other Borrowers party hereto, the Guarantors party hereto, the Lenders (as defined in the Credit Agreement, defined herein) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the "Administrative Agent").

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 28, 2010 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement, as hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals.  The foregoing recitals are incorporated herein by reference.

2. Defined Terms.  All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.

3. Amendments to Credit Agreement.

(a) The first paragraph of the definition of "Pricing Grid" set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Pricing Grid shall mean the pricing grid, with pricing expressed in basis points, set forth below and subject to the limitations and conditions set forth below:

Tier	Consolidated Leverage Ratio	Commitment Fee (basis points)	Letter of Credit Fee (basis points)	Revolving Credit Base Rate Spread (basis points)	Revolving Credit Euro-Rate Spread (basis points)
V	Greater than or equal to 2.75 to 1.00	40.0	225	125	225
IV	Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00	35.0	200	100	200
III	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	30.0	175	75	175
II	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	25.0	150	50	150
I	Less than 1.00 to 1.00	20.0	125	25	125

(b) Section 8.2.5 [Dividends and Related Distributions] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests, limited liability company interests or other Equity Interests or any payment (including whether in cash, securities or other property) including any sinking fund or similar deposit on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests, limited liability company interests or other Equity Interests, except: (a) dividends or other distributions payable by any Subsidiary, directly or indirectly, to the Company, by any Domestic Loan Party to another Domestic Loan Party, by any Foreign Guarantor to a Foreign Borrower or another Foreign Guarantor or by a Subsidiary that is not a Loan Party to another Subsidiary; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) repurchases or redemptions by the Company of any Equity Interests in the Company (i) in an amount not to exceed $40,000,000 in the aggregate for the most recently completed three (3) fiscal quarters of the Company and the fiscal quarter in which the repurchase or redemption is proposed to be made if the Consolidated Leverage Ratio as of the most recent fiscal quarter then ended is equal to or less than 2.25 to 1.00 or (ii) in an amount not to exceed $5,000,000 in the aggregate for the most recently completed three (3) fiscal quarters of the Company and the fiscal quarter in which the repurchase or redemption is proposed to be made if the Consolidated Leverage Ratio as of the most recent fiscal quarter then ended is greater than 2.25 to 1.00 provided that, prior to consummating any such repurchase or redemption, the Company shall demonstrate to the satisfaction of the Administrative Agent that after giving effect to such repurchase or redemption on a Pro Forma Basis, the Loan Parties shall be in compliance with their financial covenants set forth in this Agreement and shall certify that no Event of Default exists; (d) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Loans pursuant to Section 5.7.3 [Equity Issuances], the Company and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests so long as no Event of Default exists at the time of such purchase, redemption or acquisition; and (e) dividends on the common and preferred stock of the Company in an aggregate amount not to exceed $5,000,000 per annum.  The Loan Parties shall not be considered to have violated clause (c) of this Section 8.2.5 [Dividends and Related Distributions] if the Company shall have satisfied the requirements of such clause at the time of the repurchase or redemption, irrespective of whether the Consolidated Leverage Ratio calculation, for the fiscal quarter in which such repurchase or redemption shall have been made or any subsequent fiscal quarter, would not permit such purchase or redemption.

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4. Conditions Precedent.  The effectiveness of this Amendment is subject to the receipt by the Administrative Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Administrative Agent, and the first date on which the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent shall be referred to as the "Effective Date".

(a) Counterparts.  The Administrative Agent shall have received from the Borrowers, the Guarantors and the Lenders an executed counterpart original of this Amendment and of the First Amendment to Security Agreement in the form attached hereto as Exhibit A.

(b) Legal Details.  All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent.

(c) Payment of Amendment Fee and Other Fees.  The Borrowers shall have paid or caused to be paid to the Administrative Agent for the account of the Lenders an amendment fee equal to .125% (twelve and one-half basis points) of each Lenders' Commitment, and the Borrowers unconditionally agree to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.

5. Representations and Warranties of the Loan Parties.  Each Loan Party covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a) such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which the Borrower or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by the Borrower and are in full force and effect;

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(b) this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(c) all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof (except for those representations and warranties qualified by reference to a Material Adverse Change or other reference to materiality, which are true and correct), with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and such Loan Party has complied with all covenants and undertakings in the Loan Documents;

(d) the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of the Borrowers to the Administrative Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;

(e) (i) after giving effect to this Amendment, no Event of Default has occurred and is continuing under the Loan Documents; (ii) and there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and

(f) such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.

6. References to Credit Agreement.  From and after the Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.

7. Successors and Assigns.  This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement.  Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

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8. Severability.  If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

9. Governing Law.  This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5-1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.

10. Counterparts; Facsimile or Electronic Signatures.  This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party.  Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWERS:

INVACARE CORPORATION
                                                                                        an Ohio corporation

By:         /s/ Robert K. Gudbranson

Name:         Robert K. Gudbranson

Title:           Treasurer

INVACARE AUSTRALIA PTY. LTD.
                                                                                        an Australian proprietary limited company

By:      /s/ Robert K. Gudbranson

Name:       Robert K. Gudbranson

Title:	Attorney-In-Fact, by Power of Attorney dated October 21, 2010

INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation,
as general partner of, and for and on behalf of,

INVACARE CANADA L.P.

an Ontario limited partnership

By:         /s/ Robert K. Gudbranson

Name:          Robert K. Gudbranson

Title:           Treasurer

SCANDINAVIAN MOBILITY INTERNATIONAL APS a Danish limited liability company

By:         /s/ Robert K. Gudbranson

Name:          Robert K. Gudbranson

Title:           Attorney-In-Fact

INVACARE GERMANY HOLDING GMBH
                                                                                        a German corporation

By:          /s/ Robert K. Gudbranson

Name:          Robert K. Gudbranson

Title:            Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BORROWERS (continued):

INVACARE HOLDINGS C.V.
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands by Invacare Holdings, LLC
an Ohio limited liability company
as general partner (beherend vennoot)

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Treasurer

INVACARE HOLDINGS NEW ZEALAND
a New Zealand corporation

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney
Witness:	Signature:	/s/ Rachel Ann Sabato
Full Name:        Rachel Ann Sabato
Address:          Calfee, Halter & Griswold LLP
                          800 Superior Avenue, Suite 1400
                          Cleveland, OH  44114
Occupation:    Paralegal/Notary

INVACARE HOLDING AS
a Norwegian corporation

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney-In-Fact

INVACARE HOLDING TWO AB
a Swedish limited liability company

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney-In-Fact

INVACARE INTERNATIONAL SÀRL
a Swiss corporation

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BORROWERS (continued):

INVACARE LIMITED, [a company incorporated and registered under the laws of England and Wales]

Acting By:   /s/ Robert K. Gudbranson
Name:                Robert K. Gudbranson
Title:                  Director

In presence of:	Signature:	/s/ Rachel Ann Sabato
Full Name:        Rachel Ann Sabato
Address:          Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH  44114
Occupation:     Paralegal/Notary

DOMESTIC GUARANTORS:

ADAPTIVE SWITCH LABORATORIES, INC.

THE AFTERMARKET GROUP, INC.

ALTIMATE MEDICAL, INC.

CENTRALIZED MEDICAL EQUIPMENT LLC

CHAMPION MANUFACTURING INC.

FAMILY MEDICAL SUPPLY LLC

THE HELIXX GROUP, INC.

INVACARE CANADIAN HOLDINGS, INC.

INVACARE CANADIAN HOLDINGS, LLC

INVACARE CONTINUING CARE, INC.

INVACARE CREDIT CORPORATION

INVACARE FLORIDA CORPORATION

INVACARE HOLDINGS, LLC

INVACARE INTERNATIONAL CORPORATION

INVACARE SUPPLY GROUP, INC.

INVAMEX HOLDINGS LLC

KUSCHALL, INC.

ROADRUNNER MOBILITY, INCORPORATED

By:            /s/ Robert K. Gudbranson
Name:            Robert K. Gudbranson
Title:              Treasurer

FREEDOM DESIGNS, INC.
a California corporation

By:            /s/ Robert K. Gudbranson
Name:            Robert K. Gudbranson
Title:              Chief Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

DOMESTIC GUARANTORS (continued):

GARDEN CITY MEDICAL INC.
a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Vice President

INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company

By:            /s/ Gerald B. Blouch

Name:            Gerald B. Blouch

Title:              President

INVACARE HCS, LLC
an Ohio limited liability company

By:            /s/ Gerald B. Blouch

Name:            Gerald B. Blouch

Title:              President

FOREIGN GUARANTORS:

HEALTHCARE EQUIPMENT WA PTY. LTD.
an Australian proprietary limited company

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney-In-Fact, by Power of Attorney dated

October 22, 2010

HOME HEALTH EQUIPMENT PTY. LTD
an Australian proprietary limited company

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:            Attorney-In-Fact, by Power of Attorney dated

October 22, 2010

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

MORRIS SURGICAL PTY. LTD
an Australian proprietary limited company

By:           /s/ Robert K. Gudbranson

Name:           Robert K. Gudbranson

Title:             Attorney-In-Fact, by Power of Attorney dated

October 22, 2010

6123449 CANADA INC.
a Canadian corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

CARROLL HEALTHCARE INC.
an Ontario corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation,
as general partner of, and for and on behalf of,

CARROLL HEALTHCARE L.P.
an Ontario limited partnership

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

6123449 CANADA INC.
a Canadian corporation,
as general partner of, and for and on behalf of,

MOTION CONCEPTS L.P.
an Ontario limited partnership

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Treasurer

INVACARE A/S
a Danish limited liability company

By:   /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE EC-HØNG A/S
a Danish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE B.V.
a Dutch private company with limited liability

(besloten vennootschap met beperkte aansprakelijkheid)

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability

(besloten vennootschap met beperkte aansprakelijkheid)

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

AQUATEC OPERATIONS GMBH
a German corporation

By:  /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE AQUATEC GMBH
a German corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE (DEUTSCHLAND) GMBH
a German corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

SCANDINAVIAN MOBILITY GMBH
a German corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

ULRICH ALBER GMBH
a German corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

DYNAMIC CONTROLS
a New Zealand corporation

By:             /s/ Robert K. Gudbranson
Name:             Robert K. Gudbranson
Title:              Attorney
Witness:	Signature: /s/ Rachel Ann Sabato
Full Name:        Rachel Ann Sabato
Address:          Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH  44114
Occupation:    Paralegal/Notary

DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation

By:             /s/ Robert K. Gudbranson
Name:             Robert K. Gudbranson
Title:               Attorney
Witness:	Signature: /s/ Rachel Ann Sabato
Full Name:       Rachel Ann Sabato
Address:          Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH  44114
Occupation:    Paralegal/Notary

INVACARE NEW ZEALAND
a New Zealand corporation

By:             /s/ Robert K. Gudbranson
Name:              Robert K. Gudbranson
Title:               Attorney
Witness:	Signature: /s/ Rachel Ann Sabato
Full Name:     Rachel Ann Sabato
Address:        Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH  44114
Occupation:   Paralegal/Notary

INVACARE AS
a Norwegian corporation

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

DOLOMITE AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

DOLOMITE HOLDING AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE HOLDING AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE DOLOMITE AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

INVACARE REA AB
a Swedish limited liability company

By:             /s/ Robert K. Gudbranson

Name:             Robert K. Gudbranson

Title:               Attorney-In-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

INVACARE UK OPERATIONS LIMITED, [a private limited company organized under the laws of England and Wales]

Acting By: /s/ Robert K. Gudbranson
Name:               Robert K. Gudbranson
Title:                 Director
In presence of:	Signature: /s/ Rachel Ann Sabato
Full Name:       Rachel Ann Sabato
Address:         Calfee, Halter & Griswold LLP
800 Superior Avenue, Suite 1400
Cleveland, OH  44114
Occupation:    Paralegal/Notary

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:  /s/ Joseph G. Moran

Name:  Joseph G. Moran

Title:  Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent

By:  /s/ Sukanya Raj

Name:  Sukanya Raj

Title:  Vice President and Portfolio Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Co-Syndication Agent

By:  /s/ Yinghua Zhang
Name:  Yinghua Zhang
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

RBS CITIZENS, N.A., individually and as Documentation Agent

By: /s/ Joshua Botnick
Name:  Joshua Botnick
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK

By:  /s/ John Cappellari
Name:  John Cappellari
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:  /s/ Dana J. Moran
Name:  Dana J. Moran
Title:  Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

DNB NOR BANK ASA

By: /s/ Philip F. Kurpiewski
Name:  Philip F. Kurpiewski
Title:  Senior Vice President

By: /s/ Kristin Riise
Name:  Kristin Riise
Title:    First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

NORDEA BANK FINLAND Plc, New York & Cayman Island Branches

By: /s/ Henrik M. Steffensen
Name:  Henrik M. Steffensen
Title:  Senior Vice President

By:  /s/ Gerald E. Chelius, Jr.
Name:  Gerald E. Chelius, Jr.
Title:  Senior Vice President Credit

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

HSBC BANK USA, N.A.

By: /s/ Frank M. Eassa
Name:  Frank M. Eassa
Title:  Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By: /s/ Brian H. Gallagher
Name:  Brian H. Gallagher
Title:    Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK N.A.

By: /s/ Robert G. Morlan
Name:  Robert G. Morlan
Title:  Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By: /s/ Stephen J. Orban
Name:  Stephen J. Orban
Title:  Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:  /s/ David A. Molnar
Name:  David A. Molnar
Title:  Regional President

EXHIBIT A

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (the "Amendment") is dated as of April 5, 2011 and is made by and among EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS WHICH BECOME DEBTORS HEREUNDER FROM TIME TO TIME (each a "Debtor" and, collectively, the "Debtors"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the Lenders (as defined below).

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement dated as of October 28, 2010 (together with all amendments, restatements, modifications, extensions, supplements, renewals, refinancings, and the like thereto, made on or before the date hereof and from time to time hereafter, the "Credit Agreement"), by and among Invacare Corporation, an Ohio corporation (the "Company"), each of the other Borrowers now or hereafter party thereto, each of the Guarantors now or hereafter party thereto (the "Guarantors"), the Lenders from time to time party thereto (the "Lenders"), and the Agent; and

WHEREAS, pursuant to the Credit Agreement, the Debtors entered into that certain Security Agreement dated as of October 28, 2010 in favor of the Agent (together with all amendments, restatements, modifications, extensions, supplements, renewals, refinancings, and the like thereto, made on or before the date hereof, the "Security Agreement"); and

WHEREAS, the Borrowers and the Guarantors have requested that the Lenders make certain amendments to the Credit Agreement pursuant to a First Amendment to Credit Agreement dated as of even date herewith (the "First Amendment to Credit Agreement") and, in connection therewith, the Debtors have requested that the Lenders make certain amendments to the Security Agreement, and the Lenders are agreeable to such amendments upon the terms set forth therein and herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

 1. Definitions.  Capitalized terms used in this Amendment unless otherwise defined herein shall have the meanings ascribed to them in the Security Agreement, as amended by this Amendment.

 2. Amendments to Security Agreement.

(a) The proviso at the end of the first paragraph of Section 2 of the Security Agreement is hereby amended and restated in its entirety as follows:

provided, however, notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Debtors shall not be required to (the "Conditionally Waived Requirements") (a) perfect the Lender's security interest in (i) titled vehicles, (ii) petty-cash bank accounts not maintained with PNC Bank, National Association holding the Dollar Equivalent of not more than $125,000.00 in the aggregate or otherwise deemed immaterial by the Administrative Agent, except by the filing of a UCC-1 financing statement, (iii) financial assets held in investment accounts, except by the filing of a UCC-1 financing statement, (iv) commercial tort claims which could not result in a payment of $1,000,000.00 or more to a Debtor, except by filing of a UCC-1 financing statement describing such commercial tort claims generally, and (v) foreign intellectual property, except to the extent filing with the U.S. Patent and Trademark Office perfects such security interest, and (b) comply with requirements of the Assignment of Claims Act of 1940 and regulations promulgated thereunder ("Assignment of Claims Act").

(b) The introductory clause and clause (i) of the second paragraph of Section 2 of the Security Agreement is hereby amended and restated in their entirety as follows:

Notwithstanding the foregoing, no security interest, a conditional security interest or limited security interest (as applicable, pursuant to this provision) is hereby granted in the following Collateral (collectively, the "Excluded Property"), to the extent expressly specified below:  (i) any permit, license, contract or lease to the extent that (and in each case only for so long as) such grant of a security interest is prohibited by any applicable Laws or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than a Debtor to terminate, such permit or license, contract or lease, except to the extent that such Laws or a term in such permit, license, contract or lease providing for such prohibition, breach, default or right of termination is ineffective or rendered unenforceable under applicable Laws (including the Code), provided, however, that, except with respect to contracts with the United States, any one or more states thereof, or any department, agency or instrumentality of the foregoing, the representations and warranties made by the Loan Parties in Section 6.1.4 [No Conflict; Material Contracts; Consents] of the Credit Agreement shall be true and correct in all material respects, and the foregoing shall not be construed to limit such representations and warranties,

(c) Section 5(g) of the Security Agreement is hereby amended and restated in its entirety as follows:

(g)           if an Event of Default occurs and continues, unless prohibited by the applicable government contract, it will execute any instruments and take any steps required by the Administrative Agent so that all monies due and to become due under any contract or contracts with the United States or any department, agency or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof involving payment to any Debtor or Debtors in excess of $1,000,000 in the aggregate shall be assigned to the Administrative Agent and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Assignment of Claims Act;

 3. Conditions to Effectiveness.  This Amendment shall become effective as of the date on which the First Amendment to Credit Agreement becomes effective pursuant to its terms (the "Effective Date").

 4. Miscellaneous.

(a) Force and Effect.  The Security Agreement, as amended by this Amendment, the Credit Agreement, as amended by the First Amendment to Credit Agreement, and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect.  No novation to any Loan Document is intended or shall occur by or as a result of this Amendment.

(b) Successors and Assigns.  This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement.  Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

(c) Severability.  If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

(d) Governing Law.  This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5-1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.

(e) Counterparts; Facsimile or Electronic Signatures.  This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party.  Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.

(f) References to Security Agreement.  From and after the Effective Date, any references to the Security Agreement contained in any of the Loan Documents shall be deemed to refer to the Security Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the day and year first above written.

DOMESTIC BORROWER/DEBTOR:
INVACARE CORPORATION, an Ohio corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

DOMESTIC GUARANTORS/DEBTORS:

ADAPTIVE SWITCH LABORATORIES, INC.

a Texas corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

THE AFTERMARKET GROUP, INC.

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

ALTIMATE MEDICAL, INC.

a Minnesota corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

CENTRALIZED MEDICAL EQUIPMENT LLC

a Massachusetts limited liability company

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

CHAMPION MANUFACTURING INC.

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

FAMILY MEDICAL SUPPLY LLC

a Delaware limited liability company

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

FREEDOM DESIGNS, INC.

a California corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:             Chief Financial Officer

GARDEN CITY MEDICAL INC.

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Vice President

THE HELIXX GROUP, INC.

an Ohio corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE CANADIAN HOLDINGS, INC.

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE CANADIAN HOLDINGS, LLC

a Delaware limited liability company

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

INVACARE CONTINUING CARE, INC.

a Missouri corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE CREDIT CORPORATION

an Ohio corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE FLORIDA CORPORATION

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE FLORIDA HOLDINGS, LLC

a Delaware limited liability company

By:            /s/ Gerald B. Blouch

Name:            Gerald B. Blouch

Title:              President

INVACARE HCS, LLC

an Ohio limited liability company

By:            /s/ Gerald B. Blouch

Name:            Gerald B. Blouch

Title:              President

INVACARE HOLDINGS, LLC

an Ohio limited liability company

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

INVACARE INTERNATIONAL CORPORATION

an Ohio corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVACARE SUPPLY GROUP, INC.

a Massachusetts corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

INVAMEX HOLDINGS LLC

an Delaware limited liability company

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

KUSCHALL, INC.

a Delaware corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

ROADRUNNER MOBILITY, INCORPORATED

a Texas corporation

By:            /s/ Robert K. Gudbranson

Name:            Robert K. Gudbranson

Title:              Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SECURITY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Joseph G. Moran Name: Joseph G. Moran Title: Senior Vice President